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                                                                  EXECUTION COPY

                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  AMENDMENT NO. 1, dated as of March 7, 1997 by and among:
Genesis Health Ventures, Inc. and certain Subsidiaries identified on the signature pages hereto as "Borrowers"; the institutions identified on the signature pages hereto as "Lenders"; Mellon Bank, N.A. as Issuer of Letters of Credit; Mellon Bank, N.A. as Administrative Agent and Co-Syndication Agent; Citibank, N.A. as Co-Syndication Agent; and the other Co-Agents specified on the signature pages hereto.

                                   Background

                  A certain Second Amended and Restated Credit Agreement, among Genesis Health Ventures, Inc. and certain Subsidiaries thereof as Borrowers, Mellon Bank, N.A. as Administrative Agent and Co-Syndication Agent, Citibank, N.A. as Co-Syndication Agent, certain other Co-Agents named therein and certain Lenders named therein was entered into on October 7, 1996. On October 11, 1996, in connection with an acquisition by Genesis Health Ventures, Inc., certain additional Subsidiaries became Borrowers thereunder (as so modified, the "Existing Credit Agreement" and, as the same is hereby amended and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms are used herein as defined in the Existing Credit Agreement.

                  Also on October 7, 1996, Genesis Eldercare Properties, Inc., one of the Borrowers under the Existing Credit Agreement, entered into a certain Amended and Restated Participation Agreement (the "Participation Agreement") and related documents evidencing a $150,000,000 Synthetic Lease Facility. The Participation Agreement and other Synthetic Lease Facility Documents (as defined in the Credit Agreement) as amended or modified to (but not including) the date hereof are collectively referred to herein as the "Existing Synthetic Lease Facility Documents". Each of the Lenders under the Existing Credit Agreement are participants in the Participation Agreement. Each of the Borrowers under the Credit Agreement are guarantors of the Synthetic Lease Facility (as defined in the Credit Agreement).

                  The Borrowers have requested that the total amount of the commitment under the Existing Credit Agreement be increased from $300,000,000 to $375,000,000. There will not be any increase in amount of the Synthetic Lease Facility. However, in order to continue the proportionate relationship of each Lender under the Credit Agreement and each participant in the Synthetic Lease Facility, both the Existing Credit Agreement and the Existing Synthetic Lease Facility Documents are being amended as of the date hereof to provide for (a) the increase in the total commitment under the Existing Credit Agreement and the inclusion of any new Lenders, (b) the inclusion of any new Lenders under the Credit Agreement as participants in the Synthetic Lease Facility, (c) a downward adjustment in existing interests in the Synthetic Lease Facility to allow for appropriate allocations, and (d) a commensurate increase in commitments under the Credit Agreement. The Lenders are willing to make such changes to the Credit Agreement, subject to the terms and conditions set forth below.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.



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                                    Agreement

                  1. Amendments to Existing Credit Agreement. The Existing Credit Agreement shall be, as of the Amendment Effective Date (as defined below), amended in each of the following respects.

                       1.1 Change in Commitment; New Exhibit G. The total Commitment of all Lenders under the Credit Agreement and the individual Commitment of each Lender under the Credit Agreement shall be amended to be the amounts set forth on a new Exhibit G which shall be delivered by the Agent to each Lender and Borrower within ten days of the Amendment Effective Date. Said new Exhibit G shall also specify the Amendment Effective Date and shall be added as an additional Exhibit to the Credit Agreement. The information on Exhibit G shall conform to the following criteria:

                            (a) As to each Lender that is a party to the Credit
                       Agreement prior to the Amendment Effective Date (an "Existing Lender"), unless otherwise specifically agreed to in a writing between such Existing Lender and the Agent, (i) the sum of its revised Commitment on said Exhibit G and its revised participation in the Synthetic Lease Facility (after giving effect to the related amendments to the Synthetic Lease Facility Documents) shall be equal to (ii) the sum of such Existing Lender's Initial Commitment under the Existing Credit Facility and its initial participation interest in the Synthetic Lease under the Existing Synthetic Lease Facility Documents;

                            (b) Each new Lender and each Existing Lender will
                       have the same percentage interest in the Credit Agreement as such Lender/participant has in the Synthetic Lease Facility; and

                            (c) The aggregate amount of the total Commitments
                       under the Credit Agreement shall not exceed Three Hundred and Seventy-Five Million Dollars ($375,000,000). The increased amount of the Commitments may be allocated among such institutions as the Agent (in its sole discretion) may determine.

                       1.2 Additional Definition: Amendment Effective Date. The following new definition shall be added to Section 1.1 of the Existing Credit Agreement in its correct alphabetical location:

                            "Amendment Effective Date" shall have the meaning
                       ascribed to such term in Amendment No. 1, dated as of March 7, 1997 to this Agreement.

                       1.3 Amendment to Section 2.1: Initial Commitment. The second sentence of Section 2.1(a) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

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                       On the Amendment Effective Date, each Lender's Commitment
                       shall be equal to the amount set forth as its "Revised Commitment" next to its name on Exhibit G attached hereto, and shall be subject to adjustment pursuant to the terms hereof.

                       1.4 Amendment to Exhibit F: Commitment Percentage. Exhibit F to the Existing Credit Agreement shall be amended in its entirety to read as set forth on a new Exhibit F to be delivered to the Lenders and the borrowers by the Agent within ten days of the Amendment Effective Date. Said new Exhibit F shall set forth the correct percentage interest of each Lender in the total Commitment under the Credit Agreement after giving effect to the new Commitment allocations set forth on Exhibit G.

                       1.5 Joinder of Additional Lenders. Each Person that shall agree to be a Lender under the Credit Agreement shall execute a joinder thereto, effective as of the Amendment Effective Date, in form and substance satisfactory to the Agent and thereafter shall be a Lender thereunder and under each Loan Document for all purposes as if it had been an original signatory to the Credit Agreement.

                       1.6 Amendment to Section 2.7: Prepayments. In order to allow for the prepayment of Loans bearing interest at the Euro-Rate Option prior to the expiration of the applicable Funding Period subject to breakage costs,
Section 2.7 is amended by replacing the colon after the parenthetical phrase "(subject, however, to Section 2.12(b) hereof)" with a period and by deleting clauses (a) and (b) thereof.

                  2. Representations and Warranties. In order to induce the Lenders and the Agent to agree to amend the Credit Agreement, each of the Borrowers, jointly and severally, makes the following representations and warranties, which shall survive the execution and delivery of this Amendment No. 1:

                       (a) No Default has occurred and is continuing or would exist immediately after giving affect to the amendments contained herein; and

                       (b) Each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment Effective Date.

                  3. Notes. On the Amendment Effective Date, the Borrowers shall issue a replacement Note to each Existing Lender and a new Note to each new Lender. The principal amount of each Lenders' Note shall be equal to the amount of its "Revised Commitment" as specified on Exhibit G.

                  4.   Amendment Effective Date. The amendments set forth in
Section 1 above shall be effective on the date (the "Amendment Effective Date") that each of the following conditions is satisfied:

                       4.1 Execution of Amendment. The Issuer, each of the Borrowers, the Lenders and the Agents shall have executed a counterpart to this Amendment No. 1.

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                       4.2 Joinder of New Lenders. The additional Lenders and
the Borrowers shall have executed a joinder to the Credit Agreement as set forth in Section 1.5 above.

                       4.3 Opinion. The Agent shall have received an opinion of Blank, Rome, Comisky & McCauley as to the enforceability of this Amendment No. 1 and such other matters as the Agent may request.

                       4.4 Fees. Each of the Existing Lenders shall have received such amendment fees as are specified in the letter dated February 25, 1997 from Carol Paige, Vice President of Mellon Bank, N.A. as Agent to each Existing Lender and all other amounts payable to it under the Loan Documents.

                       4.5 Amendment to Synthetic Lease Facility Documents. The Existing Synthetic Lease Facility Documents shall have been amended to provide for the inclusion of any new Lenders as participants thereunder and the adjustment in each participant's interest therein to maintain the same proportionate interest under the Credit Agreement and the Synthetic Lease Facility after giving effect to this Amendment No. 1 and those amendments to the Synthetic Lease Facility Documents. In addition, there shall have been appropriate provisions made for payments in connection with the Synthetic Lease Facility Documents to account for the necessary adjustments to the outstanding amounts thereunder to effect the reallocation contemplated hereby.

                       4.6 Other Documents and Information. The Agent shall have received such other documents and information as it shall reasonably request.

                  5. Counterparts. This Amendment No. 1 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                  6. Ratification. The Credit Agreement, as amended by this Amendment No. 1, and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified. Without limiting the generality of the foregoing, the undersigned Borrowers, in their capacity as "Grantors" under the Pledge Agreement, confirm that the security interest granted pursuant to the Pledge Agreement secures all of the Secured Obligations (as defined in the Pledge Agreement) including, without limitation, all repayment obligations in connection with loans made under the new commitment amount and under any other new commitment amount from time to time.

                  7. Payment of Expenses. Without limiting other payment obligations of the Borrowers set forth in the Loan Documents, the Borrowers hereby, jointly and severally, agree to pay all costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath.

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                  8.   Authorization to Agents. Each Lender hereby authorizes
the Agent and the Collateral Agent to take such action (including, without limitation, signing amendments to Loan Documents) as shall be consistent with the purposes hereof as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 1.

                  9. Governing Law. This Amendment No. 1 shall be construed in accordance with, and governed by the laws of, the Commonwealth of Pennsylvania, without regard to choice of law principles.

                  10. References. From and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment No. 1 and as the same may be further amended, modified or supplemented in accordance with the terms thereof. Further, each reference to the "Lenders", the "Notes", "Commitment", "Initial Commitment", or "Commitment Percentage" shall be and mean a reference to the same as modified in accordance with the provisions of this Amendment No. 1 and as the same may be further amended, modified or supplemented from time to time in accordance with the terms of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

                       GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation


                       By_______________________________________________________
                         Title:  General Counsel-Corporate and Secretary

                       Address for notices:

                         Suite 100
                         148 West State Street
                         Kennett Square, PA  19348

                         Attention: Senior Vice President and Chief Financial
                                    Officer

                                    Telephone:  610-444-6350
                                    Facsimile:  610-444-3365

                         BREVARD MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Healthcare, Inc., a Pennsylvania corporation, its sole general partners

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                         CATONSVILLE MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Health, Inc., a Pennsylvania corporation, one of its general partners


                         EASTON MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Health, Inc., a Pennsylvania corporation, its sole general partner


                         EDELLA STREET ASSOCIATES,
                           a Pennsylvania limited partnership
                         By: Genesis Health Ventures of Clarks Summit, Inc., its sole general partner


                         GENESIS PROPERTIES LIMITED PARTNERSHIP,
                           a Pennsylvania limited partnership
                         By: Genesis Health Ventures of Arlington, Inc., its sole general partner


                         GREENSPRING MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Healthcare, Inc., a Pennsylvania corporation, its sole general partner


                         HAMMONDS LANE MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Healthcare, Inc., a Pennsylvania corporation, one of its general partners


                         MERIDIAN/CONSTELLATION LIMITED PARTNERSHIP
                         By: Meridian Healthcare, Inc., general partner

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                         MERIDIAN EDGEWOOD LIMITED PARTNERSHIP
                         By: Meridian Healthcare, Inc., a general partner


                         MERIDIAN PERRING LIMITED PARTNERSHIP
                         By: Meridian Healthcare, Inc., a general partner


                         MERIDIAN VALLEY LIMITED PARTNERSHIP
                         By: Meridian Healthcare, Inc., a general partner


                         MERIDIAN VALLEY VIEW LIMITED PARTNERSHIP
                         By: Meridian Healthcare, Inc., a general partner


                         MILLVILLE MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Healthcare, Inc., a Pennsylvania
                             corporation, its sole general partner


                         PHILADELPHIA AVENUE ASSOCIATES,
                           a Pennsylvania limited partnership
                         By: Philadelphia Avenue Corp., its sole general partner


                         RIVER STREET ASSOCIATES,
                           a Pennsylvania limited partnership
                         By: Genesis Health Ventures of Wilkes-Barre, Inc.,
                             its sole general partner


                         SEMINOLE MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Health, Inc., a Pennsylvania corporation,
                             its sole general partner


                         STATE STREET ASSOCIATES, L.P.,
                           a Pennsylvania limited partnership
                         By: State Street Associates, Inc. its sole general
                             partner

                         THERAPY CARE SYSTEMS, L.P.
                           a Pennsylvania limited partnership
                         By: Genesis Eldercare Rehabilitation Services, Inc.
                             its sole general partner


                         VOLUSIA MERIDIAN LIMITED PARTNERSHIP,
                           a Maryland limited partnership
                         By: Meridian Health, Inc., a Pennsylvania corporation,
                             its sole general partner


                         GENESIS PROPERTIES OF DELAWARE LTD PARTNERSHIP, L.P.,
                           a Delaware limited partnership
                         By: Genesis Properties of Delaware Corporation, a general partner


                         McKERLEY HEALTH FACILITIES,
                           a New Hampshire general partnership
                         By: Meridian Health, Inc., a Pennsylvania corporation, and Meridian Healthcare, Inc., a Pennsylvania corporation, its general partners


                         NORTH CAPE CONVALESCENT CENTER ASSOCIATES, L.P.
                           a Pennsylvania limited partnership



                         By:__________________
                            On behalf of each of the foregoing
                            as General Counsel-Corporate and
                            Secretary of the general partner


                         GENESIS HEALTH VENTURES OF ARLINGTON, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF BLOOMFIELD, INC.,
                           a Pennsylvania corporation

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                         GENESIS HEALTH VENTURES OF CLARKS SUMMIT, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF MASSACHUSETTS, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF NAUGATUCK, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF SALISBURY, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF WAYNE, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF WEST VIRGINIA, INC.,
                           a Pennsylvania corporation


                         GENESIS HEALTH VENTURES OF WINDSOR, INC.,
                           a Pennsylvania corporation


                         GENESIS IMMEDIATE MED CENTER, INC.,
                           a Pennsylvania corporation


                         GENESIS ELDERCARE HOME SERVICES, INC.
                           a Pennsylvania corporation


                         GENESIS ELDERCARE PHYSICIAN SERVICES, INC.,
                           a Pennsylvania corporation


                         HEALTHCARE RESOURCES CORP.,
                           a Pennsylvania corporation


                         KNOLLWOOD MANOR, INC.,
                           a Pennsylvania corporation

                         MERIDIAN HEALTH, INC.,
                           a Pennsylvania corporation


                         MERIDIAN HEALTHCARE, INC.,
                           a Pennsylvania corporation


                         PHILADELPHIA AVENUE CORPORATION,
                           a Pennsylvania corporation


                         GENESIS ELDERCARE STAFFING SERVICES INC.
                           a Pennsylvania corporation


                         STATE STREET ASSOCIATES, INC.,
                           a Pennsylvania corporation


                         SUBURBAN MEDICAL SERVICES, INC.
                           a Pennsylvania corporation


                         GENESIS ELDERCARE REHABILITATION SERVICES, INC.,
                           a Pennsylvania corporation


                         THERAPY CARE INC.,
                           a Pennsylvania corporation


                         THE TIDEWATER HEALTHCARE SHARED SERVICES GROUP, INC.,
                           a Pennsylvania corporation


                         WYNCOTE HEALTHCARE CORP.
                           a Pennsylvania corporation


                         ASCO HEALTHCARE, INC.,
                           a Maryland corporation


                         BRINTON MANOR, INC.,
                           a Delaware corporation


                         CONCORD HEALTHCARE CORPORATION,
                           a Delaware corporation


                         CRYSTAL CITY NURSING CENTER, INC.,
                           a Maryland corporation


                         EASTERN MEDICAL SUPPLIES, INC.,
                           a Maryland corporation


                         GENESIS HEALTH SERVICES CORPORATION,
                           a Delaware corporation

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                         GENESIS HEALTHCARE CENTERS HOLDINGS, INC.,
                           a Delaware corporation


                         GENESIS HOLDINGS, INC.,
                           a Delaware corporation


                         GENESIS PROPERTIES OF DELAWARE CORPORATION,
                           a Delaware corporation


                         HILLTOP HEALTH CARE CENTER, INC.,
                           a Delaware corporation


                         KEYSTONE NURSING HOME, INC.,
                           a Delaware corporation


                         LINCOLN NURSING HOME, INC.,
                           a Delaware corporation


                         McKERLEY HEALTH CARE CENTERS, INC.,
                           a New Hampshire corporation


                         WAYSIDE NURSING HOME, INC.,
                           a Delaware corporation


                         PROFESSIONAL PHARMACY SERVICES, INC.,
                           a Maryland Corporation


                         MEDICAL SERVICES GROUP, INC.,
                           a Maryland Corporation


                         NEIGHBORCARE PHARMACIES, INC.,
                           a Maryland Corporation


                         DERBY NURSING CENTER CORPORATION,
                           a Connecticut Corporation


                         GENESIS ELDERCARE NATIONAL CENTERS INC.,
                           a Florida Corporation


                         GENESIS ELDERCARE NETWORK SERVICES, INC.,
                           a Pennsylvania Corporation


                         GENESIS ELDERCARE PROPERTIES, INC.,
                           a Pennsylvania Corporation


                         OAK HILL HEALTH CARE CENTER, INC.,
                           a  Virginia Corporation


                         VERSALINK, INC.,
                           a Delaware Corporation

                         GERIATRIC & MEDICAL COMPANIES, INC.
                           a Delaware corporation


                         GERIATRIC & MEDICAL SERVICES, INC.
                           a New Jersey corporation


                         BURLINGTON WOODS CONVALESCENT CENTER, INC.
                           a New Jersey corporation


                         CRESTVIEW CONVALESCENT HOME, INC.
                           a Pennsylvania corporation


                         CRESTVIEW NORTH, INC.
                           a Pennsylvania corporation


                         DIVERSIFIED DIAGNOSTICS, INC.
                           a Pennsylvania corporation


                         GMC MEDICAL CONSULTING SERVICES, INC.
                           a Pennsylvania corporation


                         GERIATRIC AND MEDICAL INVESTMENTS CORP.
                           a Delaware corporation


                         GERIMED CORP.
                           a Pennsylvania corporation


                         GMS INSURANCE SERVICES, INC.
                           a Pennsylvania corporation


                         HCHS, INC.
                           a Pennsylvania corporation


                         HSS-PARA TRANSIT, INC.
                           a Pennsylvania corporation


                         INNOVATIVE PHARMACY SERVICES, INC.
                           a New Jersey corporation


                         LIFE SUPPORT AMBULANCE, INC.
                           a Pennsylvania corporation


                         LIFE SUPPORT MEDICAL, INC.
                           a Pennsylvania corporation


                         METRO PHARMACEUTICALS, INC.
                           a Pennsylvania corporation

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                         UNITED HEALTH CARE SERVICES, INC.
                           a Pennsylvania corporation


                         VALLEY MEDICAL SERVICES, INC.
                           a Pennsylvania corporation


                         VALLEY TRANSPORT AMBULANCE SERVICE, INC.
                           a Pennsylvania corporation


                         VILLAS REALTY & INVESTMENT, INC.
                           a Pennsylvania corporation


                         WEISENFLUH AMBULANCE SERVICE, INC.
                           a Pennsylvania corporation


                         By: ___________________________________________________
                             On behalf of each of the foregoing as
                             General Counsel-Corporate and Secretary

                         Agents and Lenders:


                         MELLON BANK, N.A., as a Lender,
                         as Issuer, as Agent and as Co-Syndication Agent


                         By ____________________________________________________
                            Title: Vice President



                         CITIBANK, N.A., as a Lender and as Co-Syndication Agent


                         By ____________________________________________________
                            Title:



                         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Lender and as a Co-Agent


                         By ____________________________________________________
                            Title:



                         NATIONSBANK, N.A., as a Lender and as a Co-Agent


                         By ____________________________________________________
                            Title:

                         FLEET NATIONAL BANK



                         By ____________________________________________________
                            Title:



                         CORESTATES BANK, N.A.


                         By ____________________________________________________
                            Title:



                         PNC BANK, NATIONAL ASSOCIATION


                         By ____________________________________________________
                            Title:



                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                         By ____________________________________________________
                            Title:

                         CREDIT LYONNAIS NEW YORK BRANCH


                         By ____________________________________________________
                            Title:



                         CREDIT SUISSE FIRST BOSTON


                         By ____________________________________________________
                            Title:


                         By ____________________________________________________
                            Title:



                         AMSOUTH BANK OF ALABAMA


                         By ____________________________________________________
                            Title:



                         BANQUE PARIBAS


                         By ____________________________________________________
                            Title:


                         By ____________________________________________________
                            Title:

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                         CREDITANSTALT CORPORATE FINANCE, INC.


                         By ____________________________________________________
                            Title:


                         By ____________________________________________________
                            Title:



                         SIGNET BANK


                         By ____________________________________________________
                            Title:



                         THE SUMITOMO BANK, LIMITED


                         By ____________________________________________________
                            Title:


                         By ____________________________________________________
                            Title:



                         THE FIRST NATIONAL BANK OF MARYLAND


                         By ____________________________________________________
                            Title: